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EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
               To accompany old common stock purchase warrants of
                             TETON PETROLEUM COMPANY
               Surrendered in connection with the tender offer to
                 exchange old common stock Purchase warrants for
                      new common stock purchase warrants of
                            Teton Petroleum Company.


I,______________________________________ (NAME), hereby agree to tender
_______________(NUMBER)of old common stock purchase warrants of Teton Petroleum Company (the "Company"), to the Company, in exchange for a like number of new common stock purchase warrants. I understand that upon such tender and acceptance by the Company of my old common stock purchase warrants, my old common stock purchase warrants will be cancelled and I will receive new common stock purchase warrants, and have the remaining old common stock purchase warrants, if any, issued to me in a new warrant certificate.


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                 DESCRIPTION OF WARRANT CERTIFICATES SURRENDERED
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                             Warrant certificate(s)
   (Attach separate signed list if necessary) (Original common stock purchase warrant must accompany the Election Form.)
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                                     Teton Petroleum Company (as defined herein)
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Name(s) and Address(s) of
Registered Holder(s)
(Please fill in if blank)      Certificate Number(s)  Total Number of Warrants
                                                      Represented by Certificate
                              ----------------------- --------------------------

                              ----------------------- --------------------------

                              ----------------------- --------------------------

                              ----------------------- --------------------------

                              ----------------------- --------------------------
                              Total:
                              ----------------------- --------------------------

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     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS
                      LETTER OF TRANSMITTAL IS COMPLETED.
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    SPECIAL ISSUANCE INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS

Fill in only if the new common stock        Fill in only if the new common stock
purchase warrant certificate(s)             purchase warrant certificate(s) to
is to be issued in a name OTHER than        be issued are to be DELIVERED to an
that set forth above.                       address OTHER than that set forth
                                            above.

Issue the certificate(s) in the name of:    Mail the certificate(s) to:

Name:_____________________                  Name:_____________________
Address: __________________________         Address: __________________________
         __________________________                  __________________________
         __________________________                  __________________________

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 BY EXECUTING THIS ELECTION FORM AND/OR PARTICIPATING IN THIS TENDER OFFER, EACH
     INVESTOR SHALL BE DEEMED TO HAVE RELEASED ANY AND ALL RIGHTS OR CLAIMS AGAINST TETON PETROLEUM COMPANY, THAT SUCH INVESTOR MAY POSSESS, FROM OR IN ANY WAY RELATED TO THE PURCHASE OF SECURITIES FROM TETON PETROLEUM COMPANY.
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 PLEASE SIGN AND COMPLETE ALL INFORMATION HERE AND ON SUBSTITUTE FORM W-9 BELOW

SIGNATURE(S): ___________________________________   DATED: _____________________

__________________________________________ TELEPHONE NO: _________________

E-MAIL ADDRESS:________________________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-at-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and enclose proper documentary evidence of the appointment and authority of such person so to act.
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      MEDALLION GUARANTEE OF SIGNATURE(S) IN CASE OF TRANSFERS OF OWNERSHIP
Signature(s) Guaranteed by: ________________________________________________
Title of Officer Signing this Guarantee (Please Print): ________________________ Name of Guaranteeing Firm (Please Print): _____________________________________
Address of Guaranteeing Firm (Please Print): ___________________________________
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